Exhibit 99.1

Cornell Companies, Inc. Investor Discussion 3rd Quarter – 2009

Forward-looking Statements and Non-GAAP Measures Statements made during this presentation regarding the company, its expected future earnings, operations, strategic direction, and any other statements that are not historical facts are forward-looking statements within the meaning of applicable securities laws. These statements involve certain risks, uncertainties and assumptions including changes in demand for our services, actions by governmental agencies and other third parties and other factors detailed in our most recent Form 10-K and other filings with the Securities and Exchange Commission, which are available free of charge on the SEC's website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. Each forward looking-statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward looking-statement, whether as a result of new information, future events or otherwise. A reconciliation of all non-GAAP financial measures used in this presentation, including EBITDA, is attached to this presentation. Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 1 -

Cornell CRN Investment Thesis Strong Demand / Supply Dynamics Recession-Resistant Business Model “Beta Story” “Alpha Story” Industry Growing from a Small Base Enhanced ROI from Adult Secure Expansion Greater Profitability from Increased Utilization Attractive Valuation Relative to Peers Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 2 -

Cornell Overview Industry Highlights Cornell Growth Strategy Financial Review Appendix Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 3 -

CRN Overview Full-service provider of corrections, treatment and educational services for adults and juveniles Residential & community- based programs Total operating capacity of ~20,667 beds Operates 69 facilities across 15 states Diverse federal, state and local government clients ~4,300 employees Revenue by Segment Company Overview ($ in millions) $174 $54 YTD 2009 Operating Income: $54 million Operating Income by Segment (1) $17 $6 Adult Secure 56% (1) Pie chart represents $73.9 million of operating income in YTD 2009 before $19.9 million of G&A expenses, amortization of intangibles and corporate overhead charges. Abraxas Youth & Family Services 26% Adult Community-Based (ACB) 18% YTD 2009 Revenue: $308 million ACB 23% $80 Adult Secure 69% $51 Abraxas 8% Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 4 -

CRN Overview: Customer Base Nearly 20-year relationship with the BOP in Adult Secure 35-year relationship with BOP in Community Corrections Significant presence with GA, AK, MS and AZ DOCs Customer retention / contract renewal rate for controlled assets of 95%+ In Abraxas, 70%+ revenue from customers over 15+ years Most customers single-A or better credit rating Revenue by Customer (1) Long-standing relationships allow for stable pipeline of revenues Note: BOP - Federal Bureau of Prisons; DOC - Department of Corrections; USMS - US Marshals Service. (1) For nine months ended 9/30/09. Figures in parentheses indicate total number of customers within the respective categories. State non-DOCs (20) 15% BOP – Adult Secure 28% State DOCs (6) 25% Cities 3% Counties (125+) 15% School Districts/Other 5% BOP - ACB 6% USMS 3% Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 5 -

CRN Overview: National Footprint Cornell offers a nationwide reach in residential and community-based programs Note: Facilities as of 9/30/09. Note: Shading represents states with customer relationships. Service Capacity by Division Adult Secure Abraxas ACB 3,960 13,541 3,166 Adult Secure Abraxas ACB Facilities by Division # Adult Secure 10 ACB 31 Abraxas 28 Facilities by State # Alaska 6 California 15 Colorado 2 Delaware 1 Georgia 1 Illinois 6 Kansas 1 Mississippi 1 Nevada 1 New Mexico 1 Ohio 2 Oklahoma 1 Pennsylvania 19 Texas 10 Utah 1 Washington D.C. 1 Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 6 -

CRN Overview: Business Segments

CORNELL

Three distinct asset-based businesses

	Adult Secure	ACB	Abraxas
Highlights [1]	• Founded 1984 • 13,541 beds in 10 facilities • 88.5% contract utilization • 29.1% op. margin • #3 in consolidated industry [2]	• Founded 1974 • 3,960 beds in 31 facilities • 109.4% contract utilization • 31.4% op. margin • #1 in fragmented industry	• Founded 1973 • 3,166 beds in 28 facilities • 86.9% contract utilization • 7.8% op. margin • #1 in fragmented industry
Growth Theme	• Add capacity via expansions • Selective "Greenfields" with adequate ROI	• Increase utilization of existing zoning • Target beds to higher-value customers • Acquire zoned real estate	• Increase utilization of existing capacity • Migrate product mix to higher value-added services

YTD09 Op. Income ($mm) [3]


69%
$51mm


$17mm
23%


$6mm
8%

(1) Capacity figures, operating margin and utilization based on nine months ended 9/30/09.
(2) Based on number of owned beds as of 9/30/09.
(3) Pie charts represent YTD09 operating income by segment; excludes $19.9 million of G&A expenses, amortization of intangibles and corporate overhead charges.

Investor Discussion 3Q09
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Cornell Overview Industry Highlights Cornell Growth Strategy Financial Review Appendix Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 8 -

CORNELL

Supply And Demand Imbalance

Demand should outpace supply for next 5+ years


Demand
"2x"
Supply
"1x"

Overcrowded Prisons

- Correctional systems operate above capacity (e.g., Federal BOP at 137%) (1)
  - Estimated 167,000 new beds needed to reduce state DOC occupancy to 100% (2)
- 2-year demand outlook of an additional ~74,000 beds (3):
  - Federal BOP: 11,250 beds
  - USMS: 14,000 beds
  - ICE: 33,400 beds
  - States: 15,435 beds

Limited Prison Construction

- Budget constraints limit government funds necessary for new construction or operating expenses for additional staffing
  - California $7.4 billion request for 34,000 beds not funded; 20,000 early release not done.
- 2-year supply outlook reveals shortfall with only ~30,000 beds coming online (3):
  - BOP: 6,500 beds
  - States: 4,800 beds
  - Privates: 18,315 beds

(1) BOP Director Harvey Lappin's 7/21/09 Testimony to House Committee of Appropriations Subcommittee on the Criminal Justice System.
(2) Macquarie equity research, 5/20/08.
(3) Signal Hill equity research, 10/15/09.

Investor Discussion 3Q09
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Insulation From Economic Cycles Growth rate of inmates & detainees not dependent on macroeconomic cycle Lower operating costs increases value proposition of private providers Recessionary environment reduces wage pressure on private providers Private providers able to add beds faster than government capital projects Total Inmates in U.S. Custody (Millions of Inmates & Detainees) CAGR: 4.0% Correctional industry combines growth with downside protection 35,000 - 40,000 beds per year Note: Populations include local inmates & detainees under the jurisdiction of State and Federal authorities. Source: Bureau of Justice Statistics, Prison Inmates at Midyear 2008 and historical reports. 1.22 1.29 1.36 1.47 1.59 1.65 1.74 1.82 1.89 1.94 1.96 2.02 2.08 2.14 2.19 2.26 2.29 2.31 0.0 0.5 1.0 1.5 2.0 2.5 3.0 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 6/30/08 Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 10 -

Increasing Penetration of Private Operators Private providers have grown share of the federal market to 16.3% from 2.8% Private Share of Federal Prisoners (Thousands of Inmates) Private Share of Total U.S. Prisons - 6/30/08 Total Market Size: ~$68 billion 12.4% 12.6% 13.7% 14.4% 15.9% 12.3% 11.1% 2.8% Private providers have increased market share from a low base . . . ample room for further penetration Housed in Private Facilities 7.8% Housed in Public Facilities 92.2% Private providers represent only 7.8% of the ~$68 billion corrections market(1) Note: Populations include local inmates & detainees under the jurisdiction of State and Federal authorities. Source: Bureau of Justice Statistics, Prisoners in 2008 and historical reports. (1) Pew Charitable Trust Report “One in 31, The Long Reach of American Corrections”, March 2009. 14.5% 16.3% 0 50 100 150 200 250 1999 2000 2001 2002 2003 2004 2005 2006 2007 6/30/08 Federal Prisoners in Private Facilities Federal Prisoners in Public Facilities Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 11 -

CRN Serves Fast Growth States Source: Avondale equity research, “Behind the Bars – An In-Depth View of the Corrections Industry”, March 2009. Projected State Prisoner Populations, 2006-2011E (Number of Inmates & Detainees) Six of the nine states where CRN has significant operations are expected to grow their inmate populations at rates faster than the national average Population CAGR of states in CRN’s key markets = 2.8% Population CAGR of all states = 2.2% CRN serves states with rapidly growing inmate populations ~14,000 beds added per year in these states Arizona 35,965 38,189 40,645 43,614 46,392 48,381 6.1% Alaska 2,951 3,130 3,321 3,523 3,737 3,964 6.1% Colorado 22,624 23,927 25,357 26,894 28,261 29,685 5.6% Florida 89,815 92,569 96,568 100,482 103,158 106,042 3.4% Pennsylvania 44,096 45,596 47,096 48,596 50,096 51,596 3.2% Oklahoma 25,089 26,175 31,992 32,633 28,058 28,345 2.5% Georgia 53,685 55,051 56,310 57,463 58,509 59,449 2.1% California 173,100 177,573 180,979 183,955 186,565 188,772 1.7% Mississippi 22,812 23,288 23,746 24,005 24,367 24,673 1.6% Subtotal 470,137 485,498 506,014 521,165 529,143 540,907 2.8% All States 1,337,872 1,369,725 1,405,874 1,436,449 1,460,617 1,489,418 2.2% 2008 2007 2006 Selected State Populations 2006-2011E CAGR 2011E 2010E 2009E Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 12 -

Cornell Overview Industry Highlights Cornell Growth Strategy Financial Review Appendix Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 13 -

“Growth Engine” Adult Secure “Cash Engines” ACB & Abraxas New Cash Capital Markets CRN Growth Strategy Adult Secure represents CRN’s “growth engine”, fueled by cash generated from ACB, Abraxas, and disciplined capital raises Recurring Cash Flow “Increase Utilization & Yield” “Expand Beds” Internally generated funds yield expansion opportunity of 1,200+ beds per year Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 14 -

Adult Secure – CRN “Growth Engine” Adult Secure has grown and should continue to grow as a percentage of operating income, in line with CRN’s growth strategy (1) Bar chart represents operating income in FY 2005, LTM 9/30/09 and 201X before G&A expenses, amortization of intangibles and corporate overhead charges. Operating Income by Segment (1) ($ in millions) ? $52mm $100 mm 26% 23% 51% 9% 23% 68% Smaller % Same % Larger % Adult Secure ACB Abraxas 2005 LTM 9/30/09 201X Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 15 -

Adult Secure grows by expanding capacity at existing footprint while selectively acquiring new footprint Adult Secure Capacity Expand existing facilities: Higher ROI than “Greenfield” Operating leverage bolsters margins Selectively compete for new growth platform where: Minimum initial size with limited contractual risk Assets expandable to “scale” Program experience / customer relationship strong Favorable competitive dynamics Selection not just “price-based” Supportive regulatory and legislative environment Limit exposure to “managed-only” contracts CRN Growth Strategy: Adult Secure (Thousands of Beds) 3Q09 4Q09 4Q1X Facilities Under Development Further Expansion Potential Selective “Greenfields” Note: Pie chart on top right-hand corner represents YTD09 operating income. x.x 69% $51mm 28 Select Developments: Hudson Facility (+1,250; 4Q09) Capacity for ~6,500 – 9,600 add’l beds on existing footprint ~1,200 beds to start; ~4,000 at “scale” 13.5 1.3 14.8 0 4 8 12 16 20 24 Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 16 -

CORNELL

CRN Growth Strategy: Adult Secure (cont.)

Adult Secure can add ~6,500 – 9,600 beds, even without new "Greenfields"

Adult Secure Facilities

Selected Facilities (State)	3Q09 Contract Capacity	End 4Q09 "Available" Capacity[4]	Expected YE10 Capacity	Expansion Opportunity	"Potential" Capacity	CRN Control
Big Spring (TX)	3,509	-	3,509	300 - 500	4,000	2046[1]
D. Ray James (GA)	2,870	800	2,870	1,000 - 1,500	4,000	2046[1]
Great Plains (OK)	2,048	300	2,048	1,000 - 1,500	3,500	2046[1]
Moshannon Valley (PA)	1,495	-	1,495	1,500 - 2,000	3,500	Owned
Walnut Grove (MS)	1,450	175	1,450	500+	2,000	Managed[2]
Hudson (CO)	-	250	1,250	1,500 - 2,500	4,000	2039
Regional Corr. Center (NM)	970	300	970	-	970	2014[3]
Mesa Verde (CA)	360	360	360	-	360	2010[3]
Leo Chesney (CA)	305	-	305	-	305	2010[3]
High Plains (CO)	272	-	280	400 - 600	800	Owned
Baker (CA)	262	262	262	300 - 500	700	Owned
Total	**13,541**	**2,447**	**14,799**	**6,500 - 9,600**	**24,135**	

(1) Leased from Municipal Corrections Finance (MCF).
(2) Managed under contract with state of Mississippi through local authority.
(3) Leased from third parties.
(4) 4Q09 "Available Capacity" represents the average differential between contract capacity and average detainee populations during 3Q09.

Investor Discussion 3Q09
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CRN Growth Strategy: ACB ACB Residential Capacity ACB grows by increasing utilization afforded by zoning and targeting customers who provide more favorable economics (Number of Beds) 3Q09 Utilized Beds Note: Pie chart on top right-hand corner represents YTD09 operating income. * Based on residential service capacity. 2010+ Utilized Beds Available Beds* 23% $17mm Maximize Current Assets: Fill “last few beds” Shift facilities to customers who value beds more highly Per diems continue to increase above inflation Expand Programs: Maximize footprint up to zoning capacity Acquire adjacent land to owned facilities Acquire Opportunistically: Target zoning / constrained geographies with 75+ beds “Bolt-on” to ACB scale 2,983 146 3,129 0 900 1,800 2,700 3,600 Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 18 -

Under-Utilized Facilities (1) CRN Growth Strategy: Abraxas Abraxas Residential Capacity Abraxas grows by increasing utilization and shifting the “mix” to more profitable services Spare capacity has the contribution potential of “a couple” of 1,200-bed owned adult prisons (Number of Beds) 3Q09 Utilized Beds “Last Few Beds” 2010+ Utilized Beds Note: Pie chart on top right-hand corner represents YTD09 operating income. (1) Abraxas Academy, San Antonio, Abraxas 1, Southern Peaks. 8% $6mm Abraxas can grow earnings with minimal capex spend Fill underutilized facilities Focus other programs on high- margin “last few beds” Migrate product mix to more complex residential populations with higher per diems, fewer competitors and budget resiliency Expand market share Measured growth to ensure operations stability 1,664 201 309 1,154 0 500 1,000 1,500 2,000 Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 19 -

CRN Undervalued vs. Peers EV/EBITDA Price/LTM Earnings CRN CXW GEO 4Q06 4Q07 4Q08 3Q09 4Q05 Performance: Operations inconsistency Poor ROIC Portfolio strategy unclear Technical: Scale as small cap Liquidity daily volume Investor concentration (“Top 10”) Historical Drivers of Discount CRN - 2009 Performance: Sources of discount addressed Improved operational profile Consistent ROIC growth Clear asset & BU strategy Technical: Sources of discount remain Trading discount does not reflect CRN improvements Median Multiple (’06-3Q09): CRN = 20.3x CXW = 23.3x GEO = 27.3x Source: Company SEC filings, CapitalIQ. 4Q06 4Q07 4Q08 3Q09 4Q05 Median Multiple (’06-3Q09): CRN = 8.1x CXW = 12.0x GEO = 10.6x 4x 6x 8x 10x 12x 14x 16x 18x 5x 10x 15x 20x 25x 30x 35x 40x 45x Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 20 -

“Growth Engine” Adult Secure “Cash Engines” ACB & Abraxas New Cash Capital Markets CRN’s Strategy for Profitable Growth Adult Secure growth to be fueled by cash generated from ACB, Abraxas, and disciplined capital raises Recurring Cash Flow Adult Secure: “Growth Engine” over next 5+ years Exercise “options” to expand facilities at optimal time Select growth projects based on assessment of ROI Deploy ~90% of total capex into expansions and a few “Greenfield” projects, funded by internally generated cash and new capital raises Increase margins via expansion project scale leverage ACB & Abraxas: “Cash Engines” Maximize additional pockets of “high cash return” areas with limited investment Significant margin upside: Increasing utilization Shift to higher value-added service mix Leverage leading market position and scale for opportunistic acquisitions in fragmented ACB sector Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 21 -

Cornell Overview Industry Highlights Cornell Growth Strategy Financial Review Appendix Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 22 -

($ in millions) Revenues 2008: Significant Growth Year Financial Review EBITDA (1) CAGR: 8.7% 10%(2) 17% 17% 21% CAGR: 30.0% 8.1% (3) (3) 14% 20.9% (3) (3) 22% 20% 22% Strong operating performance: 2008 Operating Margin increased approximately 340 bps to 27.4% Expanded Great Plains facility by 1,100 beds; activated/ramped during 4Q08 Expanded DRJ facility 300 beds (activated/ramped 1Q08) 2009: Key Factors Continued focus on execution: YTD09 Operating Margin increased approximately 230 bps to 17.5% Planned activation of contract with Alaska DOC for up to 1,000 beds at new Hudson, CO facility in 4Q09 For EBITDA reconciliation, see page 29. EBITDA Margin For the nine month periods ended 9/30/08 and 9/30/09, respectively. $28 $43 $61 $61 $80 $92 $56 $68 $0 $20 $40 $60 $80 $100 2004 2005 2006 2007 2008 LTM 9/30/09 YTD08 YTD09 $277 $311 $361 $361 $387 $410 $285 $308 $0 $100 $200 $300 $400 $500 2004 2005 2006 2007 2008 LTM 9/30/09 YTD08 YTD09 Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 23 -

ROCE (1) Earnings per Share Financial Review (cont.) (2) (2) (2) (2) Return on Capital Employed (ROCE) = operating income / (average assets –average current liabilities). For the nine month periods ended 9/30/08 and 9/30/09, respectively, and annualized (ROCE). 3.4% 6.2% 10.0% 9.5% 11.9% 11.2% 12.8% 0.0% 3.0% 6.0% 9.0% 12.0% 15.0% 2004 2005 2006 2007 2008 YTD08 YTD09 ($0.56) $0.02 $0.84 $0.82 $1.51 $1.00 $1.28 ($1.00) ($0.50) $0.00 $0.50 $1.00 $1.50 $2.00 2004 2005 2006 2007 2008 YTD08 YTD09 Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 24 -

CRN executing on platform to deliver solid earnings growth for 2009 Financial Review: Continued Growth 2009 Quarterly EPS Guidance $0.34 $0.30 $0.36 $0.46 $0.42 $0.48 $0.46 $0.42 $0.35 $0.32 Guidance Range Actual Results 2009 Full-Year EPS Guidance $1.55 $1.60 $1.65 $1.70 $1.75 $1.80 $1.85 FY09 Initial Guidance 3/5/09 FY09 1st Revision FY09 2nd Revision 5/20/09 FY09 3rd Revision 8/6/09 FY09 4th Revision 11/5/09 5/7/09 $1.68 $1.72 $1.64 $1.70 $1.62 $1.78 $1.70 $1.76 (1) $0.45 $1.60 $1.63 (1) Earnings revision represents adoption of alternate case due to Georgia DOC’s decision not to use the D. Ray James expansion. Hudson net startup costs of ~$0.11 - $0.12/shr Adult Secure capacity additions: Hudson, CO: 1,250 beds (in 4Q09);zoned to 4,400; received Alaska contract for up to 1,000 beds D. Ray James: 2nd expansion of 700+ beds; total capacity 2,870 beds Fill ACB “last few beds” Increase utilization at RCC and continued ramp of Abraxas’ underutilized facilities Focus on operations efficiency 2010 Earnings Momentum $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 1Q09 2Q09 3Q09 4Q09 Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 25 -

Financial Review: Capital Structure Options Available: Use free cash flow to delever if better risk-adjusted ROI Use third party financing for “Greenfield” sites Raise Debt and/or Equity to fund facility expansions Use free cash flow to buyback/retire stock Refinance senior notes (call premium of 102.688 expires 7/1/10) As of 9/30/09: Cash of Cornell Companies, Inc. Cash & cash equivalents $ 4,972 Reserve Funds of Special Purpose Entity (MCF) Bond Fund Payment Account 3,907 Debt Service Reserve Fund 23,370 MCF Debt Reserve Funds $ 27,277 4,972 (1) (2) (3) As of 9/30/09, $73.0 million was outstanding under the Amended Credit Facility and $14.9 million was utilized for letters of credit. MCF Bond Fund Payment Account accumulates monthly lease payments that MCF receives from Cornell and then makes the semi-annual interest payments and annual bond principal payments. This account is pledged as collateral for the payment of the MCF Bonds. MCF Debt Service Reserve Fund established to: a) make payments on MCF’s outstanding bonds should Cornell (as lessee) fail to make scheduled rental payments to MCF, or b) to the extent payments were not made under a), then to make final debt service principal and interest payments on the then outstanding bonds. This fund is pledged as collateral for the payment of the MCF Bonds. Debt of Cornell Companies, Inc. Long-term debt: 10¾% Senior Notes due July 2012 $ 111,494 Revolving Line of Credit due December 2011 with an interest rate of LIBOR plus 1.50% to 2.25% or prime plus 0.00% to 0.75% 73,000 Capital Lease obligations 17 Subtotal 184,511 Debt of Special Purpose Entity (MCF): 8.47% Bonds due 2016 (non-recourse) 121,700 Total consolidated debt 306,211 Total Stockholders’ equity: 251,478 Total capitalization $ 557,689 Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 26 -

Cornell Overview Industry Highlights Cornell Growth Strategy Financial Review Appendix Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 27 -

CORNELL

P&L Overview

Segment Financials [1]

($ in millions)	2004	2005	2006	2007	2008	YTD08	YTD09
Revenue	**$277.2**	**$310.8**	**$360.9**	**$360.6**	**$386.7**	**$285.2**	**$308.3**
Adult Secure	114.8	128.5	178.8	183.2	209.3	151.7	173.8
ACB	48.6	63.3	66.3	68.1	70.2	52.7	54.4
Abraxas	113.8	119.0	115.8	109.3	107.3	80.9	80.1
Average Residential Revenue Per Diem							
Adult Secure	$48.45	$48.49	$56.12	$54.69	$54.07	$54.00	$54.25
ACB	62.10	62.02	61.71	62.91	68.47	66.44	66.97
Abraxas	164.54	167.68	170.33	174.93	192.15	191.03	195.88
SG&A	**20.3**	**20.4**	**21.7**	**25.5**	**26.0**	**19.2**	**18.2**
% of Revenues	*7.3%*	*6.6%*	*6.0%*	*7.1%*	*6.7%*	*6.7%*	*5.9%*
Segment Operating Income[2]	**14.5**	**27.9**	**44.8**	**45.0**	**62.2**	**43.4**	**54.0**
Adult Secure	24.9	26.2	44.8	44.1	63.1	44.8	50.5
ACB	9.2	11.9	12.4	16.5	19.2	14.1	17.1
Abraxas	3.8	13.7	12.6	13.1	8.8	5.8	6.2
Segment Operating Margin	***5.2%***	***9.0%***	***12.4%***	***12.5%***	***16.1%***	***15.2%***	***17.5%***
Adult Secure	*21.7%*	*20.4%*	*25.1%*	*24.1%*	*30.1%*	*29.5%*	*29.1%*
ACB	*18.9%*	*18.8%*	*18.7%*	*24.2%*	*27.4%*	*26.8%*	*31.4%*
Abraxas	*3.3%*	*11.5%*	*10.9%*	*12.0%*	*8.2%*	*7.2%*	*7.8%*
Contract Capacity Utilization	**98.6%**	**96.0%**	**97.5%**	**99.6%**	**92.0%**	**92.7%**	**91.6%**
Adult Secure	98.8%	96.1%	98.2%	100.4%	91.8%	92.5%	88.5%
ACB	103.1%	100.4%	97.7%	101.1%	99.0%	100.4%	109.4%
Abraxas	92.7%	89.2%	93.2%	92.0%	80.6%	80.5%	86.9%
ROCE Total	**3.4%**	**6.2%**	**10.0%**	**9.5%**	**11.9%**	**11.2%**	**12.8%**

(1) *Revenue, operating income and operating margin excludes income / loss from discontinued operations.*
(2) *Combined Segment operating income includes G&A expenses, amortization of intangibles and corporate overhead charges.*

Investor Discussion 3Q09
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EBITDA Reconciliation EBITDA Reconciliation ($ in millions) 2005 2006 2007 2008 LTM YTD08 YTD09 EBITDA $43.1 $61.1 $61.0 $80.1 $91.9 $56.3 $68.1 Interest Expense 24.0 26.1 26.2 26.9 27.2 19.1 19.4 Interest Income (2.3) (3.1) (2.0) (3.0) (2.0) (1.5) (0.5) Depreciation and Amortization 15.2 16.3 16.0 17.9 19.2 12.8 14.1 Provision for Income Taxes 2.2 9.1 8.8 15.6 19.2 10.9 14.5 Discontinued Operations, net of tax benefit of $1,950 and $381 in 2005 and 2006, respectively 3.6 0.7 Net Income 0.3 11.9 11.9 22.6 28.3 14.9 20.6 Non-Controlling Interest 0.4 1.7 0.1 1.4 Income Available to Stockholders $0.3 $11.9 $11.9 $22.2 $26.6 $14.8 $19.2 Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 29 -

CORNELL

CRN Growth Strategy: Asset Utilization

Occupancy drives economics . . . leverage in Adult Secure and Abraxas

Capacity Utilization and Profitability

Illustrative

Break-even for: ***EBITDA*** | ***Net Income*** | ***Return on Investment***


0%
~65%
~75%
~85%
~95%
100%
>100%

September 2009 YTD Performance [1]

- **Contract Capacity Utilization** [2]**:**
- **Op. Margin:**

	Abraxas	Secure	ACB
Contract Capacity Utilization	86.9%	88.5%	109.4%
Op. Margin	7.8%	29.1%	31.4%

Filling facilities dramatically improves operating margin

(1) *Utilization ratios and operating income margins for nine months ending 9/30/09.*

(2) *Represents average contract occupancy based on contracted beds in operation; for some facilities, contract capacity substantially less than physical capacity.*

Investor Discussion 3Q09

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Adult Secure “RFP’s” Incumbent wins of 90+% “Zoning” dominates Market pricing of high $30’s to low $100’s Scale = 30 – 500 beds Staffing ratios of 30:1 Division Business Models ACB “Wholesale” 20.8% contract capacity growth(1) Market pricing of mid $40’s to mid $60’s Scale = 1,500 – 3,500 beds Staffing ratios of ~9:1 Quick ramp of 4-6 months for entire facility (~1,500 beds) Note: All figures exclude discontinued operations and corporate-level G&A expenses, amortization of intangibles and corporate overhead charges. (1) Growth from 3Q08 to 3Q09. “Retail” Market pricing of low $200’s to mid $300’s Scale = 100 – 250 beds Staffing ratios of 5:1 – 8:1 Slow ramp of 1-3 years for entire facility (50 – 200 beds) to ensure operations stability Abraxas 25% 24% 30% 30% 20% 22% 19% 19% 19% 24% 27% 27% 31% 3% 12% 11% 12% 8% 7% ($ in millions) 29% 8% Adult Secure Operating Income $50.5 $24.9 $26.2 $44.1 $44.8 $63.1 $44.8 2004 2005 2006 2007 2008 YTD08 YTD09 Abraxas Operating Income $6.2 $5.8 $8.8 $13.1 $12.6 $13.7 $3.8 2004 2005 2006 2007 2008 YTD08 YTD09 ACB Operating Income $17.1 $14.1 $9.2 $11.9 $16.5 $12.4 $19.2 2004 2005 2006 2007 2008 YTD08 YTD09 Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 31 -

Adult Secure Example: “Great Plains” Facility built in 1991 at 480 beds CRN began management 1998, housing 766 inmates for Oklahoma DOC 4Q06, CRN terminates contract with prior customer; last inmate leaves 2Q07 2Q07, awarded Arizona DOC take-or-pay contract; first inmate arrives 3Q07 and ramp to 916 capacity 4Q07 3Q08, expansion to 2,048 beds complete; ramped during 4Q08 - represents additional ~$40mm in annual revenue Facility master plan could expand to ~4,000 beds Great Plains Correctional Facility Expand Capacity (Beds) 480 766 916 2,048 4,000 +/- 1991 2006 2007 2008 201X Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 32 -

ACB Example: “Taylor Street” Taylor Street Center: Mixed population (FBOP & CDCR) in downtown San Francisco Converted SRO Hotel 1984, started operations as halfway house (46 beds) 1989, CRN began operating (60 beds) 2009, currently operates at 206 beds; expansion potential to 210+ beds Provides temporary housing, monitoring and transitional services for adult male and female offenders and pre-trial detainees Prime location to serve needs of both BOP & CDCR customers Real estate analysis for “higher, better use” of assets Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 33 -

Abraxas Example: “Leadership Development Program” Stable operations for over 15 years Staff-secure 120 bed residential program Adjudicated delinquent and dependent 13-18 year old males and females Primarily first and second time offenders 8:1 client to direct care staff ratio Year-round, licensed, private onsite school Multi-disciplinary, professional treatment staff Medical, psychological, psychiatric and dental services Addressing market opportunities shifted program mix and increased per diems Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 34 -

MCF Cash Rental and Paydown Schedules ($mm) MCF Debt Paydown Schedule Assumes 8/1 renewal on all leases* Average = $13.8 million MCF Cash Rental Schedule MCF Debt Bond Fund Payment Account $ 3.9 Debt Service Reserve Fund 23.4 MCF Debt Reserve Funds $ 27.3 MCF Rental Expense Total Rental Expense (2009 - 2021) $ 178.8 Average Rental Expense (2009 - 2021) 13.8 Total Rental Expense (2022 - 2046) $ 132.8 Average Rental Expense (2022 - 2046) 5.3 For additional detail on MCF Bond Fund Payment Account and Debt Service Reserve Fund, see footnotes 2 and 3 on page 26. This is maximum rental; CRN has option to decline renewal at any facility if rent is above then market prices. (1) (1) (2) $121.7 $108.3 $93.7 $77.9 $60.7 $42.1 $21.9 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0 $20 $40 $60 $80 $100 $120 $140 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26 '27 '28 '29 '30 '31 '32 '33 '34 '35 '36 '37 '38 '39 '40 '41 '42 '43 '44 '45 '46 $25.0 $25.0 $25.0 $25.0 $25.0 $25.0 $15.1 $8.7 $0.2 $0.2 $0.2 $0.2 $4.4 $10.0 $9.6 $9.2 $8.8 $8.4 $8.1 $7.7 $7.3 $6.9 $6.5 $6.1 $5.7 $5.3 $4.9 $4.5 $4.1 $3.8 $3.4 $3.0 $2.6 $2.2 $1.8 $1.4 $1.0 $0.5 $0 $5 $10 $15 $20 $25 $30 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26 '27 '28 '29 '30 '31 '32 '33 '34 '35 '36 '37 '38 '39 '40 '41 '42 '43 '44 '45 '46 $18mm current P&L impact of MCF rent Investor Discussion 3Q09 This presentation may not be reproduced without permission of Cornell Companies, Inc. - 35 -

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